UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 2, 2022

Cosmos Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54436	27-0611758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 West Jackson Blvd, Suite 4236, Chicago, Illinois	60604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 865-0026

N/A

(Former name or former address, if changed since last report.)

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock, $.001 par value	COSM	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 2, 2022, Cosmos Holdings Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Meeting”).  The following matters were submitted to a vote of the Company’s shareholders at the Meeting: (1) the election of each of the nominees for director; (2) the approval of the Company’s 2022 equity incentive plan; (3) the advisory frequency of Say on Pay Vote; (4) the advisory Say on Pay Vote; (5) the approval of the amendment to the Company’s Articles of Incorporation to the change the Company’s name; and (6) to authorize the Board of Directors to amend the Articles of Incorporation to effect a reverse stock split of the Company’s outstanding common stock at their discretion.

At the Meeting, a total of 9,847,766.07 shares of common stock of the Company (the “Common Stock”) voted in person or by proxy, out of 26,365,418 outstanding shares of Common Stock entitled to vote at the Meeting.  This constituted approximately thirty-seven (37%) percent of the issued and outstanding shares which is in excess of the one-third required for a quorum.  Set forth below is the number of votes cast for, for, against, withheld, abstentions, broker non-votes and voting percentages as to each matter.

1. Election of Directors:

Nomination	For	Withheld	Broker Non-Votes	% Votes Affirmative
01 - Grigorios Siokas	9,465,343.07	190,240.00	192,183.00	98%
02 - Demetrios G. Demetriades	9,451,581.00	204,002.07	192,183.00	98%
03 - John J. Hoidas	9,546,646.07	108,937.00	192,183.00	99%
04 - Dr. Anastasios Aslidis	9,533,573.00	122,010.07	192,183.00	99%
05 - Dr. Manfred Ziegler	9,547,184.07	108,399.00	192,183.00	99%

2. To approve the Company’s equity incentive plan:

For	Against	Abstain	Broker Non-Vote	% Votes Affirmative
9,425,609.07	143,935.00	86,039.00	192,183.00	98%

3. To cast a non-binding, advisory vote on the frequency with which the Company’s shareholders shall have an advisory say on pay vote on the compensation of the Company’s named executive officers:

Every Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Vote	% Votes Affirmative
629,811.07	32,783.00	8,986,405.00	6,584.00	192,183.00	93%

4. To cast a non-binding, advisory vote to approve the compensation of our named executive officers (“Say on Pay Vote”):

For	Against	Abstain	Broker Non-Vote	% Votes Affirmative
9,417,734.07	125,845.00	112,004.00	192,183.00	98%

5. To approve the amendment to the Company’s Articles of Incorporation to the change the Company’s name:

For	Against	Abstain	Broker Non-Vote	% Votes Affirmative
9,640,286.00	123,533.00	83,947.07	-0-	98%

6. To authorize the Board of Directors to amend the Articles of Incorporation to effect a reverse stock split of the Company’s outstanding common stock at their discretion:

For	Against	Abstain	Broker Non-Vote	% Votes Affirmative
9,601,860.07	241,339.00	4,567.00	-0-	98%

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSMOS HOLDINGS INC.

Date: December 5, 2022	By:	/s/ Georgios Terzis
Georgios Terzis
Chief Financial Officer

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